UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 3, 2010

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

3847 East Loop 820 South, Fort Worth, Texas 76119
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 3, 2010, the board of directors of Tandy Leather Factory, Inc. (the “Company”) amended the Company’s 2007 Director Non-qualified Stock Option Plan (the “Plan”).  The Plan was adopted by the board of directors of the Company on March 22, 2007.  The stockholders of the Company ratified the Plan on May 22, 2007.  The Plan authorizes the Company to grant to outside directors of the Company options to purchase up to 100,000 shares of the Company’s common stock, par value $0.0024 per share (“Common Stock”).

Although the Plan originally provided for the Company to begin granting stock options on March 22, 2008, no stock options have yet been granted under the Plan.  The amendment to the Plan sets forth a new stock option grant schedule as follows: (i) on May 28, 2010, a stock option for 3,000 shares of Common Stock shall be granted to each individual who is serving as an outside director of the Company or any subsidiary of the Company on that date; (ii) on March 22 of each calendar year thereafter, a stock option for 3,000 shares of Common Stock shall be granted to each individual who is serving as an outside director of the Company or any subsidiary of the Company on that date; and (iii) if an individual first becomes an outside director of the Company or any subsidiary of the Company within six months after March 22 of a year, such individual shall be granted a stock option for 3,000 shares of Common Stock immediately upon becoming an outside director.

The disclosure contained herein is intended merely as a summary of the material provisions relating to the amendment of the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit A to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007, and the amendment to the Plan filed as Exhibit 10.2 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this report and incorporated by reference herein:

Exhibit No.                      Description

10.1
2007 Director Non-Qualified Stock Option Plan, filed as Exhibit A to the Definitive Proxy Statement of the Company on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007 and incorporated by reference herein.

10.2	Amendment to 2007 Director Non-Qualified Stock Option Plan dated May 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: May 4, 2010	BY: /s/ Shannon L. Greene
Chief Financial Officer & Treasurer